EXHIBIT 8(e)(6)

TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT

dated as of

November 16, 2011

among

the Borrowers party hereto,

the Banks party hereto,

The Bank of New York Mellon,

as Syndication Agent,

State Street Bank and Trust Company,

Citibank, N.A., and

HSBC Bank USA, N.A.,

Documentation Agents

and

JPMorgan Chase Bank, N.A.,

as Administrative Agent

Arranged by

J.P. Morgan Securities LLC,

as Sole Lead Arranger and Sole Bookrunner

related to the Credit Agreement dated as of November 17, 2010

THIS TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “TRR Agreement”), dated as of November 16, 2011 among certain borrowers set forth on the signature pages hereto (each, a “Borrower”), the various financial institutions parties to this TRR Agreement (collectively, the “Banks”), The Bank of New York Mellon, as syndication agent, State Street Bank and Trust Company, Citibank, N.A., and HSBC Bank USA, N.A., as documentation agents, and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”).

WHEREAS, certain of the Borrowers, certain of the Banks, the Administrative Agent and various other agents entered into a Credit Agreement dated as of November 17, 2010 (as such Credit Agreement has been and may be terminated, replaced and restated, amended, supplemented or otherwise modified from time to time, the “Original Credit Agreement”; terms defined in the Original Credit Agreement are, unless otherwise defined or the context otherwise requires, used herein as defined therein); and

WHEREAS, the Original Credit Agreement is to be terminated as provided herein, and the Banks and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original Credit Agreement with a new credit agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1: TERMINATION, REPLACEMENT AND RESTATEMENT. Subject to the conditions set forth in Section 2 hereof:

1.1 The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement identical in form and substance to the Original Credit Agreement except as expressly set forth below (the “New Credit Agreement”).

1.2 The heading of the New Credit Agreement shall read as follows:

“THIS CREDIT AGREEMENT, dated as of November 16, 2011, is made by and among each of the investment companies, and to the extent any Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, each Delaware LLC, Trust or Maryland corporation on behalf of such Borrower, as are or may become party hereto listed on the signature pages hereto or hereafter added hereto, the various banks as are or may become party hereto (collectively, the “Banks”), The Bank of New York Mellon, as syndication agent, State Street Bank and Trust Company, Citibank, N.A., and HSBC Bank USA, N.A., as documentation agents, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Banks.”

1.3 Definitions. Section 1.1 of the New Credit Agreement is hereby amended so that the following definitions are either added or, as applicable, amended and restated to read in their entirety as stated below:

“Applicable Margin” means, for any day, 0.80% per annum.

“Effective Date” means November 16, 2011.

“Termination Date” means November 14, 2012, or such earlier date on which the Commitments shall terminate as provided herein, provided that the Termination Date (and each Bank’s Commitment to make Loans hereunder) may be extended in accordance with Section 2.6 hereof.

1.4 Section 2.10(a) of the New Credit Agreement is hereby amended to read in its entirety as follows:

“(a) Subject to the allocation requirements of Section 2.14, during the Revolving Credit Period, each of the Borrowers severally shall pay to the Administrative Agent for the account of each Bank its pro rata share of the commitment fee at the rate of 0.065% per annum on the daily amount by which the aggregate amount of such Bank’s Commitment Amount exceeded the aggregate outstanding principal amount of the Loans made by such Bank. For the purpose of calculating the commitment fee, Swing Advances shall not be considered to be outstanding Loans.”

1.5 Section 2.15 of the New Credit Agreement is hereby amended to read in its entirety as follows:

2.15. “Capital Adequacy. If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation or (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, in each case occurring after the date hereof, affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and (taking into consideration such Bank’s or such corporation’s policies with respect to capital adequacy and such Bank’s desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans or obligations under this Agreement, then, within 10 days after demand of such Bank to the Borrowers through the Administrative Agent (which demand shall be in writing and shall set forth in reasonable detail the calculation of such amounts), each of the Borrowers severally shall pay to such Bank, from time to time as specified by the Bank, its pro rata share of additional amounts sufficient to compensate the Bank for such increase. Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith shall be deemed to be a change in Capital Adequacy Regulation, regardless of the date enacted, adopted or issued, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on

Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in Capital Adequacy Regulation regardless of the date enacted, adopted, issued or implemented.”

1.6 New Borrower. Master Investment Portfolio, not in its individual capacity, but on behalf of the series thereof listed under its name on the signature page hereto under the heading “New Borrowers” (the “New Borrower”), by its execution of this TRR Agreement hereby, agrees, represents and warrants solely with respect to itself that, as of the date hereof and after giving effect hereto:

(a) the New Borrower on whose behalf it acts shall be a Borrower under the New Credit Agreement;

(b) the New Borrower on whose behalf it acts shall be bound by the terms and conditions of the New Credit Agreement as a Borrower;

(c) the representations and warranties set forth in Article IV of the New Credit Agreement with respect to the New Borrower on whose behalf it acts are true and correct;

(d) the New Borrower on whose behalf it acts is in compliance in all material respects with all of the terms and provisions set forth in the New Credit Agreement on its part to be observed or performed; and

(e) no Default or Event of Default with respect to the New Borrower on whose behalf it acts has occurred and is continuing.

1.7 Schedule 1. Schedule 1 to the New Credit Agreement is hereby amended to read as set forth as Schedule 1 to this TRR Agreement.

1.8 Schedule 4.9. Schedule 4.9 to the New Credit Agreement is hereby amended to read as set forth as Schedule 4.9 to this TRR Agreement.

1.9 Schedule 4.11. Schedule 4.11 to the New Credit Agreement is hereby amended to read as set forth as Schedule 4.11 to this TRR Agreement.

1.10 Schedule 5.20. Schedule 5.20 to the New Credit Agreement is hereby amended to read as set forth as Schedule 5.20 to this TRR Agreement.

SECTION 2: CONDITIONS PRECEDENT. This TRR Agreement shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied.

2.1 Receipt of Amendment. This TRR Agreement shall have been duly executed by the Borrowers, the Administrative Agent and the Banks.

2.2 Receipt of Other Documents. The Administrative Agent shall have received from the New Borrower a manually signed certificate from the Secretary of the New Borrower, in form and substance satisfactory to the Administrative Agent and dated the date of this TRR

Agreement, as to (i) the incumbency of, and bearing manual specimen signatures of, the Authorized Signatories of the New Borrower, and (ii) certifying and attaching copies of (A) the New Borrower’s Organization Documents as then in effect, (B) duly authorized resolutions of the New Borrower’s board of directors or trustees authorizing the transactions contemplated hereby, (C) the Prospectus of the New Borrower and (D) all amendments to the New Borrower’s investment objectives, policies and restrictions since the date of such Prospectus.

2.3 Opinion of Counsel. The Administrative Agent shall have received from each Borrower an opinion of counsel to the Borrowers in form satisfactory to the Administrative Agent; provided that only limited opinions shall be provided with respect to Borrowers who are not New Borrowers as previously agreed upon between the Adviser and the Administrative Agent.

2.4 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this TRR Agreement, the following statements by each Borrower and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, shall be true and correct (and each Borrower, and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, by its execution of this TRR Agreement, hereby severally represents and warrants to the Banks with respect to itself that such statements are true and correct as at such times):

(a) the representations and warranties with respect to such Borrower set forth in Article IV of the New Credit Agreement, shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(b) no Default or Event of Default shall have then occurred and be continuing with respect to such Borrower.

2.5 Receipt of Allocation Notice. The Administrative Agent shall have received an Allocation Notice from the Borrowers.

SECTION 3: REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this TRR Agreement, each Borrower and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, severally represents and warrants with respect to itself to each Bank as follows:

3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such Borrower or, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation on behalf of such Borrower, of this TRR Agreement is within such Borrower’s, or to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC’s, Trust’s or Maryland corporation’s limited liability company, trust or corporate powers, as the case may be, have been duly authorized by all necessary limited liability company, trust or corporate action, as applicable, on the part of such Borrower or, to the extent such Borrower is a series of a Delaware LLC, Trust or Maryland corporation, such Delaware LLC, Trust or such Maryland corporation, and do not:

(a) conflict with such Borrower’s, or to the extent such Borrower is a series of a Delaware LLC, Trust or Maryland corporation, such Delaware LLC’s, Trust’s or Maryland corporation’s Organization Documents;

(b) conflict with the most recent Prospectus or the most recent SAI (if applicable) of, any law applicable to, material agreement binding upon, or court or administrative order or decree applicable to, such Borrower; or

(c) result in, or require the creation or imposition of, any Lien on any of such Borrower’s assets.

3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance of this TRR Agreement by such Borrower, or to the extent Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation.

3.3 Validity, etc. This TRR Agreement constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

SECTION 4: MISCELLANEOUS.

4.1 Effectiveness. Until the occurrence of the earlier to occur of the date of effectiveness of this TRR Agreement as provided in Section 2 hereof and the Termination Date (as defined in the Original Credit Agreement), the Original Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all fees and interest accruing under the Original Credit Agreement shall continue to accrue at the rates provided for therein. Upon the effectiveness hereof, all rights and obligations of the parties shall be as set forth in the New Credit Agreement (except that any provision of the Original Credit Agreement which by its terms survives termination thereof shall remain in full force and effect).

4.2 Payment of Costs and Expenses. Each Borrower severally agrees to pay on demand its pro rata share of all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this TRR Agreement.

4.3 Severability. Any provision of this TRR Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this TRR Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

4.4 Headings. The various headings of this TRR Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this TRR Agreement or any provisions hereof.

4.5 Execution in Counterparts. This TRR Agreement may be executed by the parties hereto in several counterparts (including by facsimile or other reliable electronic transmission), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

4.6 Governing Law. THIS TRR AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

4.7 Successors and Assigns. This TRR Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of this page intentionally left blank; signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2011 TRR

SIGNATURE PAGE

Accepted and agreed to as of

the date first above written:

Maryland Corporations:

BLACKROCK BALANCED CAPITAL FUND, INC.

BLACKROCK CAPITAL APPRECIATION FUND, INC.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

BLACKROCK GLOBAL EMERGING MARKETS FUND, INC.

BLACKROCK GLOBAL SMALLCAP FUND, INC.

BLACKROCK LARGE CAP SERIES FUNDS, INC., on behalf of the following series:
*BlackRock Large Cap Core Plus Fund

BLACKROCK LATIN AMERICA FUND, INC.

BLACKROCK MID CAP VALUE OPPORTUNITIES SERIES, INC., on behalf of the following series:
*BlackRock Mid Cap Value Opportunities Fund

BLACKROCK MUNICIPAL BOND FUND, INC., on behalf of each of the following series:
*BlackRock High Yield Municipal Fund
*BlackRock National Municipal Fund
*BlackRock Short-Term Municipal Fund

BLACKROCK PACIFIC FUND, INC.

BLACKROCK SERIES FUND, INC., on behalf of each of the following series:
*BlackRock Balanced Capital Portfolio
*BlackRock Capital Appreciation Portfolio
*BlackRock Global Allocation Portfolio
*BlackRock High Yield Portfolio
*BlackRock Large Cap Core Portfolio
*BlackRock Total Return Portfolio
*BlackRock U.S. Government Bond Portfolio

BLACKROCK FUNDS

NOVEMBER 2011 TRR

SIGNATURE PAGE

BLACKROCK VARIABLE SERIES FUNDS, INC., on behalf of each of the following series:
*BlackRock Balanced Capital V.I. Fund
*BlackRock Basic Value V.I. Fund
*BlackRock Capital Appreciation V.I. Fund
*BlackRock Equity Dividend V.I. Fund
*BlackRock Global Allocation V.I. Fund
*BlackRock Global Opportunities V.I. Fund
*BlackRock High Yield V.I. Fund
*BlackRock International V.I. Fund
*BlackRock Large Cap Core V.I. Fund
*BlackRock Large Cap Growth V.I. Fund
*BlackRock Large Cap Value V.I. Fund
*BlackRock S&P 500 Index V.I. Fund
*BlackRock Total Return V.I. Fund
*BlackRock U.S. Government Bond V.I. Fund
*BlackRock Value Opportunities V.I. Fund

BLACKROCK WORLD INCOME FUND, INC.

FDP SERIES, INC., on behalf of each of the following series:
*Franklin Templeton Total Return FDP Fund
*Marsico Growth FDP Fund
*MFS Research International FDP Fund
*Van Kampen Value FDP Fund

Massachusetts Business Trusts:

BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST, on behalf of the following series:
*BlackRock California Municipal Bond Fund

BLACKROCK EQUITY DIVIDEND FUND

BLACKROCK EUROFUND

BLACKROCK FUNDSSM, on behalf of each of the following series:
*BlackRock All-Cap Energy & Resources Portfolio
*BlackRock Asset Allocation Portfolio
*BlackRock China Fund
*BlackRock Commodity Strategies Fund
*BlackRock Emerging Markets Long/Short Equity Fund

BLACKROCK FUNDS

NOVEMBER 2011 TRR

SIGNATURE PAGE

*BlackRock Energy & Resources Portfolio
*BlackRock Exchange Portfolio
*BlackRock Global Long/Short Credit Fund
*BlackRock Global Opportunities Portfolio
*BlackRock Health Sciences Opportunities Portfolio
*BlackRock India Fund
*BlackRock International Opportunities Portfolio
*BlackRock Mid-Cap Growth Equity Portfolio
*BlackRock Mid-Cap Value Equity Portfolio
*BlackRock Science & Technology Opportunities Portfolio
*BlackRock Small Cap Growth Equity Portfolio
*BlackRock U.S. Opportunities Portfolio
*BlackRock World Gold Fund

BLACKROCK FUNDS II, on behalf of each of the following series:
*BlackRock Aggressive Growth Prepared Portfolio
*BlackRock Conservative Prepared Portfolio
*BlackRock Core Bond Portfolio
*BlackRock Emerging Market Debt Portfolio
*BlackRock Global Dividend Portfolio
*BlackRock GNMA Portfolio
*BlackRock Growth Prepared Portfolio
*BlackRock High Yield Bond Portfolio
*BlackRock Income Portfolio
*BlackRock Inflation Protected Bond Portfolio
*BlackRock International Bond Portfolio
*BlackRock Long Duration Bond Portfolio
*BlackRock Low Duration Bond Portfolio
*BlackRock Moderate Prepared Portfolio
*BlackRock Multi-Sector Bond Portfolio
*BlackRock Prepared Portfolio 2015
*BlackRock Prepared Portfolio 2020
*BlackRock Prepared Portfolio 2025
*BlackRock Prepared Portfolio 2030
*BlackRock Prepared Portfolio 2035
*BlackRock Prepared Portfolio 2040
*BlackRock Prepared Portfolio 2045
*BlackRock Prepared Portfolio 2050
*BlackRock Strategic Income Opportunities Portfolio
*BlackRock U.S. Government Bond Portfolio

BLACKROCK FUNDS

NOVEMBER 2011 TRR

SIGNATURE PAGE

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST, on behalf of each of the following series:
*BlackRock New Jersey Municipal Bond Fund
*BlackRock New York Municipal Bond Fund
*BlackRock Pennsylvania Municipal Bond Fund

BLACKROCK MUNICIPAL SERIES TRUST, on behalf of the following series:
*BlackRock Intermediate Municipal Fund

BLACKROCK NATURAL RESOURCES TRUST

Delaware Statutory Trusts:

BLACKROCK BOND ALLOCATION TARGET SHARES, on behalf of each of the following series:
*Bond Allocation Target Shares Series C
*Bond Allocation Target Shares Series M
*Bond Allocation Target Shares Series S

BLACKROCK GLOBAL DYNAMIC EQUITY FUND

MANAGED ACCOUNT SERIES, on behalf of:
*Global SmallCap Portfolio
*Mid Cap Value Opportunities Portfolio
*US Mortgage Portfolio

MASTER INVESTMENT PORTFOLIO, on behalf of:
*Active Stock Master Portfolio
*Bond Index Master Portfolio
*CoreAlpha Bond Master Portfolio
*LifePath 2020 Master Portfolio
*LifePath 2025 Master Portfolio
*LifePath 2030 Master Portfolio
*LifePath 2035 Master Portfolio
*LifePath 2040 Master Portfolio
*LifePath 2045 Master Portfolio
*LifePath 2050 Master Portfolio
*LifePath 2055 Master Portfolio
*LifePath Retirement Master Portfolio
*Russell 1000 Index Master Portfolio
*S&P 500 Stock Master Portfolio

BLACKROCK FUNDS

NOVEMBER 2011 TRR

SIGNATURE PAGE

Delaware Limited Liability Companies:

BLACKROCK MASTER LLC, on behalf of each of the following series:
*BlackRock Master International Portfolio
*BlackRock Master Small Cap Growth Portfolio

MASTER BASIC VALUE LLC

MASTER BOND LLC, on behalf of the following series:
*Master Total Return Portfolio

MASTER FOCUS GROWTH LLC

MASTER LARGE CAP SERIES LLC, on behalf of each of the following series:
*Master Large Cap Core Portfolio
*Master Large Cap Growth Portfolio
*Master Large Cap Value Portfolio

MASTER VALUE OPPORTUNITIES LLC

[Remainder of page intentionally blank.]

BLACKROCK FUNDS

NOVEMBER 2011 TRR

SIGNATURE PAGE

QUANTITATIVE MASTER SERIES LLC, on behalf of each of the following series:
*Master Core Bond Enhanced Index Series
*Master Enhanced International Series
*Master Enhanced S&P 500 Series
*Master Enhanced Small Cap Series
*Master Extended Market Index Series
*Master International Index Series
*Master MidCap Index Series
*Master S&P 500 Index Series
*Master Small Cap Index Series

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2011 TRR

SIGNATURE PAGE

New Borrower:

Delaware Statutory Trust:

MASTER INVESTMENT PORTFOLIO, on behalf of:
*ACWI ex-US Index Master Portfolio

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2011 TRR

SIGNATURE PAGE

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2011 TRR

SIGNATURE PAGE

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2011 TRR

SIGNATURE PAGE

HSBC BANK USA, N.A.

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2011 TRR

SIGNATURE PAGE

CITIBANK, N.A.

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2011 TRR

SIGNATURE PAGE

BANK OF AMERICA, N.A.

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2011 TRR

SIGNATURE PAGE

BROWN BROTHERS HARRIMAN & CO.

By:
Name:
Title:

Schedule 1

ADDRESSES FOR NOTICES AND

COMMITMENT AMOUNTS

JPMorgan Chase Bank, N.A. 270 Park Avenue New York, NY 10017	Commitment Amount: $95,000,000 Commitment Percentage: 19%

Attention: Ms. Ayesha Umer

Telephone: (212) 270-6851 Facsimile: (212) 270-2973

and

111 Fannin Street, 10th Floor Houston, TX 77002-6925 Attention: Candice Grayson

The Bank of New York Mellon One Wall Street New York, NY 10286	Commitment Amount: $95.000.000 Commitment Percentage: 19%

Attention: Ms. Joanne Carey

Telephone: 212.635.7159 Facsimile: 212.635.8541

State Street Bank and Trust Company Mutual Fund Lending Lafayette Corporate Center 2 Avenue de Lafayette 2nd Floor Boston, MA 02111	Commitment Amount: $75,000,000 Commitment Percentage: 15%

Attention: Mr. Charles Garrity

Telephone: 617-662-1282 Facsimile: 617-662-2325

Sch. 1-1

HSBC Bank USA, N.A. 452 5th Avenue 25th Floor New York, NY 10018	Commitment Amount: $75,000,000 Commitment Percentage: 15%

Attention: Mr. Paul Lopez

Telephone: 212-525-6662 Facsimile: 212-525-8370

Citibank, N.A. 388 Greenwich St., 23rd Fl New York, NY 10013	Commitment Amount: $75,000,000 Commitment Percentage: 15%

Attention: Mr. Alexander Duka

Telephone: 212-816-3260 Facsimile: 212-816-4143

Bank of America, N.A. One Bryant Park New York, NY 10036	Commitment Amount: $50,000,000 Commitment Package: 10%

Attention: Philip Whewell

Telephone: 646-855-3544 Facsimile: 804-262-9565

Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109	Commitment Amount: $35,000,000 Commitment Percentage: 7%

Attention: Mr. Michael McDonald

Telephone: 617-772-1364 Facsimile: 617-772-1138

Sch. 1-2

Schedule 4.9

BORROWERS WITH LESS THAN 25% OF ASSETS IN MARGIN STOCK

BlackRock California Municipal Series Trust,

on behalf of the following series:

*BlackRock California Municipal Bond Fund

BlackRock Multi-State Municipal Series Trust,

on behalf of each of the following series:

*BlackRock New Jersey Municipal Bond Fund

*BlackRock New York Municipal Bond Fund

*BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.,

on behalf of each of the following series:

*BlackRock High Yield Municipal Fund

*BlackRock National Municipal Fund

*BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust,

on behalf of the following series:

*BlackRock Intermediate Municipal Fund

BlackRock Series Fund, Inc.,

on behalf of the following series:

*BlackRock U.S. Government Bond Portfolio

BlackRock Variable Series Funds, Inc.,

on behalf of the following series:

*BlackRock U.S. Government Bond V.I. Fund

Sch. 4.9-1

Schedule 4.11

DESIGNATED PARENT BORROWER AND DESIGNATED SUBSIDIARIES

Name of “Designated Parent Borrower”	Name of “Designated Subsidiary(ies)”	Jurisdiction of Organization of Designated Subsidiary
BLACKROCK BOND FUND, INC., on behalf of the following series: BlackRock High Income Fund	BR-HIINC (S-Martin) SPV, LLC BR-HIINC (R-Gibson) SPV, LLC BR-HIINC Bayou SPV-A, LLC BR-HIINC Bayou SPV-C1, LLC BR-HIINC Bayou SPV-C2, LLC	Delaware Delaware Delaware Delaware Delaware

BLACKROCK FUNDS, on behalf of the following series: BlackRock Commodity Strategies Fund	[1]	Cayman Islands

BlackRock India Fund	BlackRock India Fund (Mauritius) Limited	Republic of Mauritius

BlackRock World Gold Fund	BlackRock World Gold Fund I, Ltd.	Cayman Islands

BLACKROCK FUNDS II, on behalf of the following series: BlackRock High Yield Bond Portfolio	BR-HIYLD (S-Martin) SPV, LLC BR-HIYLD (R-Gibson) SPV, LLC BR-HIYLD Bayou SPV-A, LLC BR-HIYLD Bayou SPV-C1, LLC BR-HIYLD Bayou SPV-C2, LLC	Delaware Delaware

BLACKROCK GLOBAL ALLOCATION FUND, INC.	BlackRock Cayman Global Allocation Fund I, Ltd.	Cayman Islands

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	BlackRock Cayman Global Dynamic Equity Fund I, Ltd.	Cayman Islands

BLACKROCK SERIES FUND, INC., on behalf of the following series: BlackRock Global Allocation Portfolio	BlackRock Cayman Global Allocation Portfolio I, Ltd.	Cayman Islands

BLACKROCK VARIABLE SERIES FUNDS, INC., on behalf of the following series: BlackRock Global Allocation V.I. Fund	BlackRock Cayman Global Allocation V.I. Fund I, Ltd.	Cayman Islands

MANAGED ACCOUNT SERIES, on behalf of the following series: High Income Portfolio	BATS-HINC (S-Martin) SPV, LLC	Delaware

[1]	Name to be provided.

Sch. 4.11-1

Schedule 5.20

LIST OF CUSTODIANS

NAME OF BORROWER	NAME OF CUSTODIAN*
Maryland Corporations:

BLACKROCK BALANCED CAPITAL FUND, INC.	State Street

BLACKROCK CAPITAL APPRECIATION FUND, INC.	JPMorgan

BLACKROCK GLOBAL ALLOCATION FUND, INC.	Brown Brothers

BLACKROCK GLOBAL EMERGING MARKETS FUND, INC.	Brown Brothers

BLACKROCK GLOBAL SMALLCAP FUND, INC.	Brown Brothers

BLACKROCK LARGE CAP SERIES FUNDS, INC., on behalf of the following series: *BlackRock Large Cap Core Plus Fund	Brown Brothers

BLACKROCK LATIN AMERICA FUND, INC.	Brown Brothers

BLACKROCK MID CAP VALUE OPPORTUNITIES SERIES, INC., on behalf of the following series: *BlackRock Mid Cap Value Opportunities Fund	BNY Mellon

BLACKROCK MUNICIPAL BOND FUND, INC., on behalf of each of the following series: *BlackRock High Yield Municipal Fund *BlackRock National Municipal Fund *BlackRock Short-Term Municipal Fund	All BNY Mellon

BLACKROCK PACIFIC FUND, INC.	Brown Brothers

Sch. 5.20-1

NAME OF BORROWER	NAME OF CUSTODIAN*
BLACKROCK SERIES FUND, INC., on behalf of each of the following series: *BlackRock Balanced Capital Portfolio *BlackRock Capital Appreciation Portfolio	All BNY Mellon, except as otherwise indicated.
*BlackRock Global Allocation Portfolio	Brown Brothers
*BlackRock High Yield Portfolio *BlackRock Large Cap Core Portfolio *BlackRock Total Return Portfolio *BlackRock U.S. Government Bond Portfolio

BLACKROCK VARIABLE SERIES FUNDS, INC.,

on behalf of each of the following series:

*BlackRock Balanced Capital V.I. Fund

*BlackRock Basic Value V.I. Fund

*BlackRock Capital Appreciation V.I. Fund

*BlackRock Equity Dividend V.I. Fund

All BNY Mellon, except as otherwise indicated.
*BlackRock Global Allocation V.I. Fund	Brown Brothers
*BlackRock Global Opportunities V.I. Fund *BlackRock High Yield V.I. Fund *BlackRock S&P 500 Index V.I. Fund
*BlackRock International V.I. Fund	Brown Brothers
*BlackRock Large Cap Core V.I. Fund
*BlackRock Large Cap Growth V.I. Fund *BlackRock Large Cap Value V.I. Fund *BlackRock Total Return V.I. Fund *BlackRock U.S. Government Bond V.I. Fund *BlackRock Value Opportunities V.I. Fund	Brown Brothers

BLACKROCK WORLD INCOME FUND, INC.	State Street

FDP SERIES, INC., on behalf of each of the following series: *Franklin Templeton Total Return FDP Fund *Marsico Growth FDP Fund *MFS Research International FDP Fund *Van Kampen Value FDP Fund	All Brown Brothers

Massachusetts Business Trusts:

BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST, on behalf of the following series: *BlackRock California Municipal Bond Fund	BNY Mellon

BLACKROCK EQUITY DIVIDEND FUND	State Street

BLACKROCK EUROFUND	Brown Brothers

Sch. 5.20-2

NAME OF BORROWER	NAME OF CUSTODIAN*
BLACKROCK FUNDS, on behalf of the following series:	All BNY Mellon, except as otherwise indicated.
*BlackRock All-Cap Energy & Resources Portfolio *BlackRock Asset Allocation Portfolio *BlackRock China Fund *BlackRock Commodity Strategies Fund
*BlackRock Emerging Markets Long/Short Equity Fund	State Street

*BlackRock Energy & Resources Portfolio

*BlackRock Exchange Portfolio

*BlackRock Global Long/Short Credit Fund

*BlackRock Global Opportunities Portfolio

*BlackRock Health Sciences Opportunities Portfolio

*BlackRock India Fund	State Street

*BlackRock International Opportunities Portfolio

*BlackRock Mid-Cap Growth Equity Portfolio

*BlackRock Mid-Cap Value Equity Portfolio

*BlackRock Science & Technology Opportunities Portfolio

*BlackRock Small Cap Growth Equity Portfolio

*BlackRock U.S. Opportunities Portfolio

*BlackRock World Gold Fund

Sch. 5.20-3

NAME OF BORROWER	NAME OF CUSTODIAN*
BLACKROCK FUNDS II, on behalf of each of the following series:	All BNY Mellon, except as otherwise indicated
*BlackRock Aggressive Growth Prepared Portfolio *BlackRock Conservative Prepared Portfolio *BlackRock Core Bond Portfolio

    *BlackRock Emerging Markets Debt Portfolio

    *BlackRock Global Dividend Portfolio

    *BlackRock GNMA Portfolio

    *BlackRock Growth Prepared Portfolio

    *BlackRock High Yield Bond Portfolio

    *BlackRock Income Portfolio

    *BlackRock Inflation Protected Bond Portfolio

    *BlackRock International Bond Portfolio

    *BlackRock Long Duration Bond Portfolio

    *BlackRock Low Duration Bond Portfolio

    *BlackRock Moderate Prepared Portfolio

    *BlackRock Multi-Sector Bond Portfolio

    *BlackRock Prepared Portfolio 2015

    *BlackRock Prepared Portfolio 2020

    *BlackRock Prepared Portfolio 2025

    *BlackRock Prepared Portfolio 2030

    *BlackRock Prepared Portfolio 2035

    *BlackRock Prepared Portfolio 2040

    *BlackRock Prepared Portfolio 2045

    *BlackRock Prepared Portfolio 2050

    *BlackRock Strategic Income Opportunities Portfolio

    *BlackRock U.S. Government Bond Portfolio

Brown Brothers

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST, on behalf of each of the following series:

    *BlackRock New Jersey Municipal Bond Fund

    *BlackRock New York Municipal Bond Fund

    *BlackRock Pennsylvania Municipal Bond Fund

All State Street

BLACKROCK MUNICIPAL SERIES TRUST, on behalf of the following series: *BlackRock Intermediate Municipal Fund	State Street

BLACKROCK NATURAL RESOURCES TRUST	BNY Mellon

Sch. 5.20-4

NAME OF BORROWER	NAME OF CUSTODIAN*
Delaware Statutory Trusts:

BLACKROCK BOND ALLOCATION TARGET SHARES, on behalf of each of the following series:

*Bond Allocation Target Shares Series C

*Bond Allocation Target Shares Series M

*Bond Allocation Target Shares Series S

All BNY Mellon

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	Brown Brothers

MANAGED ACCOUNT SERIES, on behalf of: *Global SmallCap Portfolio *Mid Cap Value Opportunities Portfolio *US Mortgage Portfolio	Brown Brothers Brown Brothers State Street

MASTER INVESTMENT PORTFOLIO, on behalf of:

    *Active Stock Master Portfolio

    *ACWI ex-US Index Master Portfolio

    *Bond Index Master Portfolio

    *CoreAlpha Bond Master Portfolio

    *LifePath 2020 Master Portfolio

    *LifePath 2025 Master Portfolio

    *LifePath 2030 Master Portfolio

    *LifePath 2035 Master Portfolio

    *LifePath 2040 Master Portfolio

    *LifePath 2045 Master Portfolio

    *LifePath 2050 Master Portfolio

    *LifePath 2055 Master Portfolio

    *LifePath Retirement Master Portfolio

    *Russell 1000 Index Master Portfolio

    *S&P 500 Stock Master Portfolio

All State Street
Delaware LLCs:

BLACKROCK MASTER LLC, on behalf of each of the following series: *BlackRock Master International Portfolio *BlackRock Master Small Cap Growth Portfolio	All Brown Brothers

MASTER BOND LLC, on behalf of the following series: *Master Total Return Bond Portfolio	State Street

MASTER BASIC VALUE LLC	BNY Mellon

MASTER FOCUS GROWTH LLC	BNY Mellon

Sch. 5.20-5

NAME OF BORROWER	NAME OF CUSTODIAN*
MASTER LARGE CAP SERIES LLC, on behalf of each of the following series: *Master Large Cap Core Portfolio *Master Large Cap Growth Portfolio *Master Large Cap Value Portfolio	All Brown Brothers

MASTER VALUE OPPORTUNITIES LLC	BNY Mellon

QUANTITATIVE MASTER SERIES LLC, on behalf of each of the following series:	All JPMorgan Chase, except as otherwise indicated

    *Master Core Bond Enhanced Index Series

    *Master Enhanced International Series

    *Master Enhanced S&P 500 Series

    *Master Enhanced Small Cap Series

    *Master Extended Market Index Series

    *Master International Index Series

    *Master MidCap Index Series

*Master S&P 500 Index Series	State Street
*Master SmallCap Index Series	State Street

*
1.	“BNY Mellon” = The Bank of New York Mellon
2.	“Brown Brothers” = Brown Brothers Harriman & Co.
3.	“JPMorgan Chase” = JPMorgan Chase Bank, N.A.
4.	“State Street” = State Street Bank and Trust Company

Sch. 5.20-6